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                                                                    EXHIBIT 23.1









                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the use in the Form 8-K/A of iTurf Inc. of our report dated October 13, 1999 with respect to the financial statements of T@PONLINE.COM, INC. which are contained in this Form 8-K/A of iTurf Inc.




BDO Seidman, LLP



Woodbridge, New Jersey
October 29, 1999